SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego CA 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 404-8800

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	The following exhibit is furnished herewith:

99.1	Press release of PriceSmart, Inc. dated April 14, 2004.

Item 12.	Results of Operations and Financial Condition

On April 14, 2004, PriceSmart, Inc. issued a press release regarding its results of operations for its second quarter and six months ended February 29, 2004. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2004	PRICESMART, INC.

	By:	/s/ JOHN M. HEFFNER

John M. Heffner Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release of PriceSmart, Inc. dated April 14, 2004.

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